                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Tom W. Ward and Carroll A. Wallace , and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

/s/  Tom W. Ward                             President and Chief Executive             June 16, 2004
-------------------------------------------- Officer (Principal Executive Officer)     ------------------------------
Tom W. Ward

/s/ Juan A. Rodriguez                        Chairman of the Board, Chief              June 16, 2004
-------------------------------------------- Technologist                              ------------------------------
Juan A. Rodriguez

/s/  Carroll A. Wallace                      Chief Financial Officer,                  June 16, 2004
-------------------------------------------- Treasurer (Principal Financial and        ------------------------------
Carroll A. Wallace                           Accounting Officer)

/s/ Leonard W. Busse                         Director                                  June 16, 2004
--------------------------------------------                                           ------------------------------
Leonard W. Busse

/s/  John Garrett                            Director                                  June 16, 2004
--------------------------------------------                                           ------------------------------
John Garrett

/s/ A. Laurence Jones                        Director                                  June 16, 2004
--------------------------------------------                                           ------------------------------
A. Laurence Jones

/s/ Thomas E. Pardun                         Director                                  June 16, 2004
--------------------------------------------                                           ------------------------------
Thomas E. Pardun

/s/ Stephanie L. Smeltzer                    Director                                  June 16, 2004
--------------------------------------------                                           ------------------------------
Stephanie L. Smeltzer

/s/ G. Jackson Tankersley, Jr.               Director                                  June 16, 2004
--------------------------------------------                                           ------------------------------
G. Jackson Tankersley, Jr.